UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09141

Eaton Vance Municipal Income Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

November 30

Date of Fiscal Year End

November 30, 2012

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Municipal Income Trust (EVN) Annual Report November 30, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report November 30, 2012

Eaton Vance

Municipal Income Trust

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Report of Independent Registered Public Accounting Firm	23

Federal Tax Information	24

Dividend Reinvestment Plan	25

Management and Organization	27

Important Notices	29

Eaton Vance

Municipal Income Trust

November 30, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

In December 2011, an equity rally took hold and continued into early April 2012, fueled by stronger economic growth in the fourth quarter, falling unemployment and what the markets perceived as a successful restructuring of Greek debt. Then in May 2012, the third annual mid-year economic slowdown arrived, instigated by renewed concerns in Europe, slowing growth in China and continuing political uncertainty in the United States with the upcoming presidential election.

Despite a slowdown in consumer spending and weakening employment data, however, stocks moved upward intermittently from June 2012 through early fall — in part because investors anticipated that worsening economic news would prompt the U.S. Federal Reserve to initiate another round of quantitative easing to stimulate the economy, which it did in September 2012. U.S. Treasury yields, meanwhile, fell to all-time lows in July 2012. In the final weeks of the period, however, during the run-up to the election and after President Obama’s victory, the equity market retreated as investors turned their attention to the so-called fiscal cliff, the automatic triggering of spending cuts and expiration of tax cuts set to occur on New Year’s Day 2013.

Against this backdrop, municipal bonds rallied during the one-year period ended November 30, 2012, led by the long end of the yield curve. The Barclays Capital Municipal Bond Index2 — an unmanaged index of municipal bonds traded in the United States — returned 10.17% for the period, while the Fund’s benchmark, the Barclays Capital Long (22+) Municipal Bond Index (the Index), returned 16.10%. As yields on high quality bonds fell, investors moved out on the yield curve, buying longer-maturity municipal bonds to potentially take advantage of higher yields. In their quest for income during a period of historically low interest rates, investors also favored lower-quality, higher-yielding issues over higher-quality bonds. As a result, longer-duration, lower credit-quality bonds were the best performers in the municipal space during the period.

Municipal bonds offered higher taxable-equivalent yields than Treasuries for much of the period. The ratio of 30-year AAA6 municipal yields to 30-year Treasury yields — which historically has averaged less than 100% because municipal yields are federally tax-exempt — began the period at 125.9%, making municipal bonds attractive relative to Treasuries. After the election, however, investors seemed to view Obama’s win as an indication that marginal tax rates were likely to go up. That sentiment led to higher demand for tax-exempt municipals, driving the municipal-to-Treasury yield ratio down to 87.9% at period-end on November 30, 2012. For the one-year period, municipal bonds outperformed Treasuries.

Fund Performance

For the fiscal year ended November 30, 2012, Eaton Vance Municipal Income Trust (the Fund) shares at net asset value (NAV) had a total return of 34.28%, outperforming the 16.10% return of the Index.

The Fund’s overall strategy is to invest primarily in bonds with maturities of 10 years or more in order to capture their generally higher yields and potentially greater income payments at the long end of the yield curve. Management tends to hedge to various degrees against the greater potential risk of volatility at the long end of the yield curve by using Treasury futures in seeking to provide downside protection.

The Fund’s overweighting in zero-coupon bonds, which were the strongest performing coupon structure in the Index during the period, was a primary contributor to the Fund’s relative outperformance versus the Index. An overweighting in bonds rated BBB and BB also aided relative performance versus the Index during a period when lower-quality issues — especially those rated A and BBB — outperformed higher-rated bonds.

In managing the Fund, management employs leverage5 to seek to enhance the Fund’s tax-exempt income. The use of leverage has the effect of achieving additional exposure to the municipal market. Leverage magnifies the Fund’s exposure to its underlying investments in both up and down markets. During this period of strong performance by municipal bonds, leverage was a key positive contributor to the Fund’s relative outperformance versus its unleveraged benchmark.

As a risk-management tactic within the overall Fund strategy mentioned above, interest-rate hedging is intended to moderate performance on both the upside and the downside of the market. In a period when municipal bonds and Treasuries performed strongly, the Fund’s Treasury hedge moderated a portion of the Fund’s positive performance versus the Index.

An underweighting in A-rated issues, the strongest-performing rating category in the Index, detracted from the Fund’s relative performance versus the Index. Two bonds that developed credit concerns also dragged on results versus the Index during the one-year period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Municipal Income Trust

November 30, 2012

Performance2,3

Portfolio Manager Thomas M. Metzold, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	01/29/1999	34.28%	6.75%	8.00%
Fund at Market Price	—	25.54	9.91	7.92
Barclays Capital Long (22+) Municipal Bond Index	—	16.10%	6.73%	6.29%

% Premium/Discount to NAV
				7.11%

Distributions[4]
Total Distributions per share for the period				$0.957
Distribution Rate at NAV				7.04%
Taxable-Equivalent Distribution Rate at NAV				10.83%
Distribution Rate at Market Price				6.57%
Taxable-Equivalent Distribution Rate at Market Price				10.11%

% Total Leverage[5]
Auction Preferred Shares (APS)				21.83%
Residual Interest Bond (RIB)				22.80

Fund Profile

Credit Quality (% of total investments)6

*	Amount is less than 0.05%.

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.5 Absent such securities, credit quality (% of total investments) is as follows:6

AAA	11.0%	B	6.3%
AA	29.2	CCC	1.0
A	29.7	CC	0.1
BBB	11.0	D	0.1
BB	5.7	Not Rated	5.9

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Municipal Income Trust

November 30, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays Capital Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Barclays Capital Long (22+) Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities of 22 years or more. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage.

[4]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be composed of ordinary income, tax-exempt income, net realized capital gains and return of capital. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes.

[5]

Fund employs RIB financing and/or APS leverage. The leverage created by RIB investments and APS provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater price volatility). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets applicable to common shares plus APS and Floating Rate Notes. APS leverage represents the liquidation value of the Fund’s APS outstanding at period end as a percentage of Fund net assets applicable to common shares plus APS and Floating Rate Notes. The Fund is required to maintain prescribed asset coverage for its APS, which could be reduced if Fund asset values decline.

[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. Ratings of BBB or higher by Standard and Poor’s or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality.

Fund profile subject to change due to active management.

4

Eaton Vance

Municipal Income Trust

November 30, 2012

Portfolio of Investments

Tax-Exempt Municipal Securities — 174.4%

Security	Principal Amount (000’s omitted)	Value

Cogeneration — 1.0%
Maryland Energy Financing Administration, (AES Warrior Run), (AMT), 7.40%, 9/1/19	$2,950	$2,966,520
Pennsylvania Economic Development Financing Authority, (Northampton Generating), (AMT), 6.50%, 1/1/13(1)	400	253,908

		$3,220,428

Education — 9.1%
Harris County, TX, Cultural Education Facilities Finance Corp., (Baylor College of Medicine), 5.00%, 11/15/37	$1,790	$2,081,967
Massachusetts Development Finance Agency, (Boston University), 6.00%, 5/15/59	1,000	1,319,520
Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.00%, 10/1/38(2)	2,490	2,926,447
New York Dormitory Authority, (Cornell University), 5.00%, 7/1/39(2)	10,500	12,457,410
New York Dormitory Authority, (The New School), 5.75%, 7/1/50	5,000	5,898,700
Oregon Facilities Authority, (Lewis & Clark College), 5.625%, 10/1/36	1,475	1,765,280
Rhode Island Health and Educational Building Corp., (University of Rhode Island), 6.25%, 9/15/34	1,000	1,198,300

		$27,647,624

Electric Utilities — 2.5%
Apache County, AZ, Industrial Development Authority, (Tucson Electric Power Co.), 4.50%, 3/1/30	$1,715	$1,821,587
Brazos River Authority, TX, Pollution Control Revenue, (Texas Energy Co.), (AMT), 8.25%, 5/1/33	3,715	518,911
Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 6.50%, 7/1/39	2,540	3,009,265
Indiana Financing Authority, (Duke Energy Indiana, Inc.), 6.00%, 8/1/39	1,000	1,187,720
Puerto Rico Electric Power Authority, 5.00%, 7/1/42	1,000	1,023,290

		$7,560,773

General Obligations — 8.2%
California, (AMT), 5.05%, 12/1/36	$990	$1,022,026
Frisco, TX, Independent School District, (PSF Guaranteed), 5.00%, 8/15/37(2)	9,000	10,777,860
Klein, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/1/36(2)	3,250	3,872,050
New York, 5.00%, 2/15/34(2)	2,500	2,964,175
Port of Houston Authority of Harris County, TX, (AMT), 5.625%, 10/1/38(2)	2,340	2,703,776

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Will County, IL, Community Unit School District No. 365-U, (Valley View), 5.75%, 11/1/32	$2,980	$3,655,030

		$24,994,917

Health Care – Miscellaneous — 0.2%
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.00%, 12/1/36(3)	$126	$126,656
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.25%, 12/1/36(3)	331	335,373
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 7.75%, 12/1/36(3)	126	127,600

		$589,629

Hospital — 19.7%
California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), 5.00%, 8/15/39	$2,295	$2,556,446
California Health Facilities Financing Authority, (Providence Health System), 5.50%, 10/1/39(2)(4)	10,000	11,645,200
California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/34	3,255	3,619,007
California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/36	2,510	2,790,693
Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	1,555	1,630,262
Hawaii Pacific Health Special Purpose Revenue, 5.50%, 7/1/40	1,870	2,095,410
Illinois Finance Authority, (Provena Healthcare), 7.75%, 8/15/34	3,280	4,450,960
Louisiana Public Facilities Authority, (Touro Infirmary), 5.625%, 8/15/29	2,520	2,523,427
Massachusetts Development Finance Agency, (Tufts Medical Center), 6.75%, 1/1/36	1,535	1,912,426
Mecosta County, MI, (Michigan General Hospital), 6.00%, 5/15/18	1,800	1,804,086
Monroe County, PA, Hospital Authority, (Pocono Medical Center), 5.25%, 1/1/43	3,000	3,161,370
New York Dormitory Authority, (Orange Regional Medical Center), 6.125%, 12/1/29	1,465	1,658,043
New York Dormitory Authority, (Orange Regional Medical Center), 6.25%, 12/1/37	2,930	3,287,020
North Carolina Medical Care Commission, (North Carolina Baptist Hospital), 5.25%, 6/1/29(2)(4)	11,400	13,425,894
South Lake County, FL, Hospital District, (South Lake Hospital), 6.25%, 4/1/39	1,570	1,840,119

5	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
St. Paul, MN, Housing and Redevelopment Authority, (HealthPartners Obligated Group), 5.25%, 5/15/36	$1,500	$1,590,810

		$59,991,173

Housing — 4.9%
Charter Mac Equity Trust, TN, 6.00%, 10/31/52(3)	$4,000	$4,787,240
Fairfax County, VA, Redevelopment and Housing Authority, (Cedar Ridge), (AMT), 4.85%, 10/1/48	1,420	1,479,484
Lake Creek, CO, Affordable Housing Corp., MFMR, 7.00%, 12/1/23	1,320	1,321,637
Oregon Health Authority, (Trillium Affordable Housing), (AMT), 6.75%, 2/15/29	2,975	2,977,023
Texas Student Housing Corp., (University of Northern Texas), 6.75%, 7/1/16	2,745	2,621,722
Texas Student Housing Corp., (University of Northern Texas), 6.85%, 7/1/31	125	98,456
Virginia Housing Development Authority, (AMT), 5.30%, 7/1/35	1,500	1,601,970

		$14,887,532

Industrial Development Revenue — 7.8%
ABIA Development Corp., TX, (Austin CargoPort Development), (AMT), 6.50%, 10/1/24	$1,440	$1,281,744
Broward County, FL, (Lynxs CargoPort), (AMT), 6.75%, 6/1/19(1)	1,770	704,053
Butler County, AL, Industrial Development Authority, (International Paper Co.), (AMT), 7.00%, 9/1/32	1,000	1,144,440
Clayton County, GA, Development Authority, (Delta Airlines, Inc.), 8.75%, 6/1/29	400	506,184
Clayton County, GA, Development Authority, (Delta Airlines, Inc.), (AMT), 9.00%, 6/1/35	2,240	2,519,014
Denver City and County, CO, (United Airlines), (AMT), 5.75%, 10/1/32	2,305	2,403,377
Luzerne County, PA, Industrial Development Authority, (Pennsylvania-American Water Co.), 5.50%, 12/1/39	1,600	1,842,768
Maine Finance Authority, Solid Waste Disposal, (Casella Waste Systems, Inc.), (AMT), 6.25% to 2/1/17 (Put Date), 1/1/25	1,660	1,712,207
New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.125%, 9/15/23	1,560	1,601,543
New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.25%, 9/15/29	4,680	4,832,428
Niagara Area Development Corp., Solid Waste Disposal Facility, (Covanta Energy), 5.25%, 11/1/42	950	970,292

Security	Principal Amount (000’s omitted)	Value

Industrial Development Revenue (continued)
Phoenix, AZ, Industrial Development Authority, (America West Airlines, Inc.), (AMT), 6.25%, 6/1/19	$4,630	$4,274,879

		$23,792,929

Insured – General Obligations — 0.9%
Arcadia, CA, Unified School District, (Election of 2006), (AGM), 0.00%, 8/1/38	$10,000	$2,844,200

		$2,844,200

Insured – Hospital — 14.3%
Indiana Health and Educational Facility Finance Authority, (Sisters of St. Francis Health Services), (AGM), 5.25%, 5/15/41(2)	$3,250	$3,573,050
Iowa Finance Authority, Health Facilities, (Iowa Health System), (AGC), 5.625%, 8/15/37	2,625	3,050,276
Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (NPFG), 0.00%, 10/1/25	15,000	8,762,550
Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (NPFG), 0.00%, 10/1/26	17,080	9,410,397
Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (NPFG), 0.00%, 10/1/27	8,575	4,447,081
Maryland Health and Higher Educational Facilities Authority, (LifeBridge Health), (AGC), 4.75%, 7/1/47(2)	2,500	2,636,475
New Jersey Health Care Facilities Financing Authority, (Meridian Health System), Series I, (AGC), 5.00%, 7/1/38(2)	9,835	10,752,111
New Jersey Health Care Facilities Financing Authority, (Meridian Health System), Series V, (AGC), 5.00%, 7/1/38(2)	750	819,937

		$43,451,877

Insured – Housing — 0.4%
Broward County, FL, Housing Finance Authority, MFMR, (Venice Homes Apartments), (AGM), (AMT), 5.70%, 1/1/32	$1,100	$1,101,551

		$1,101,551

Insured – Lease Revenue / Certificates of Participation — 1.1%
San Diego County, CA, Water Authority, Certificates of Participation, (AGM), 5.00%, 5/1/38(2)	$3,000	$3,354,480

		$3,354,480

Insured – Other Revenue — 6.9%
Harris County-Houston, TX, Sports Authority, (NPFG), 0.00%, 11/15/34	$4,210	$1,340,843

6	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Other Revenue (continued)
New York, NY, Industrial Development Agency, (Queens Baseball Stadium), (AMBAC), 5.00%, 1/1/36	$5,000	$5,177,050
New York, NY, Industrial Development Agency, (Queens Baseball Stadium), (AMBAC), 5.00%, 1/1/39	3,600	3,722,004
New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 0.00%, 3/1/36	9,390	3,646,043
New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 0.00%, 3/1/37	8,600	3,145,794
New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 7.00%, 3/1/49	3,100	3,867,498

		$20,899,232

Insured – Special Tax Revenue — 10.7%
Metropolitan Pier and Exposition Authority, IL, (AGM), (NPFG), 0.00%, 12/15/38	$50,000	$15,200,000
Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 0.00%, 10/1/37	34,950	10,731,747
Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	6,605	593,459
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/43	22,500	4,347,000
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	10,510	1,797,631

		$32,669,837

Insured – Student Loan — 4.3%
Maine Educational Loan Authority, (AGC), 5.625%, 12/1/27	$2,620	$3,036,135
Massachusetts Educational Financing Authority, (AGC), (AMT), 6.35%, 1/1/30	610	692,313
Massachusetts Educational Financing Authority, (AMBAC), (AMT), 4.70%, 1/1/33	6,785	6,942,684
New Jersey Higher Education Student Assistance Authority, (AGC), (AMT), 6.125%, 6/1/30	$2,040	$2,313,013

		$12,984,145

Insured – Transportation — 15.9%
Alameda, CA, Corridor Transportation Authority, (NPFG), 0.00%, 10/1/33	$12,425	$4,462,936
Clark County, NV, (Las Vegas-McCarran International Airport), (AGM), 5.25%, 7/1/39	3,850	4,435,007
Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 5.375%, 1/1/40(1)	5,500	1,344,695
Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 5.625%, 1/1/32(1)	1,000	244,490

Security	Principal Amount (000’s omitted)	Value

Insured –Transportation (continued)
Miami-Dade County, FL, (Miami International Airport), (AGM), (AMT), 5.25%, 10/1/41	$2,140	$2,349,656
North Carolina Turnpike Authority, (AGC), 0.00%, 1/1/34	15,000	6,302,250
Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(2)(4)	9,820	11,266,388
San Joaquin Hills, CA, Transportation Corridor Agency, (NPFG), 0.00%, 1/15/32	10,555	3,954,325
San Jose, CA, Airport, (AGM), (AMBAC), (BHAC), (AMT), 5.00%, 3/1/37	2,500	2,669,775
San Jose, CA, Airport, (AMBAC), (AMT), 5.50%, 3/1/32	8,805	9,587,324
Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/34	5,175	1,439,789
Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/35	2,015	526,862

		$48,583,497

Insured – Water and Sewer — 8.8%
Austin, TX, Water and Wastewater, (AGM), (BHAC), 5.00%, 11/15/33(2)	$3,750	$4,274,100
DeKalb, GA, Water and Sewer, (AGM), 5.00%, 10/1/35(2)(4)	17,985	22,438,626

		$26,712,726

Lease Revenue / Certificates of Participation — 3.3%
Hudson Yards Infrastructure Corp., NY, 5.75%, 2/15/47	$2,135	$2,597,761
Mohave County, AZ, Industrial Development Authority, (Mohave Prison LLC), 8.00%, 5/1/25	4,400	5,482,092
New Jersey Health Care Facilities Financing Authority, (Hospital Asset Transformation Program), 5.75%, 10/1/31	1,735	2,074,609

		$10,154,462

Other Revenue — 14.8%
Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.00%, 7/15/30	$785	$927,855
Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.25%, 7/15/40	880	1,034,431
Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.375%, 7/15/43	480	567,331
Central Falls, RI, Detention Facility Corp., 7.25%, 7/15/35	1,955	1,720,654
Michigan Tobacco Settlement Finance Authority, 6.00%, 6/1/48	7,600	6,929,908
Michigan Tobacco Settlement Finance Authority, 6.875%, 6/1/42	2,350	2,432,955
Mohegan Tribe of Indians Gaming Authority, CT, (Public Improvements), 6.25%, 1/1/21(3)	1,500	1,502,130
New Jersey Economic Development Authority, (Duke Farms Foundation), 5.00%, 7/1/48(2)(4)	2,370	2,692,699

7	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)
New York Liberty Development Corp., (7 World Trade Center), 5.00%, 9/15/32	$5,000	$5,973,300
Otero County, NM, Jail Project Revenue, 5.50%, 4/1/13	45	44,982
Otero County, NM, Jail Project Revenue, 5.75%, 4/1/18	265	258,746
Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.00%, 12/1/37	8,000	9,654,720
Seminole Tribe, FL, 5.25%, 10/1/27(3)	4,000	4,321,680
Seminole Tribe, FL, 5.50%, 10/1/24(3)	2,365	2,597,929
Tobacco Settlement Financing Corp., 5.00%, 6/1/47	4,180	3,340,614
White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(3)	1,355	1,172,549

		$45,172,483

Senior Living / Life Care — 3.2%
Cliff House Trust, PA, (AMT), 6.625%, 6/1/27(1)	$3,210	$1,693,371
Douglas County, NE, Hospital Authority No. 2, (Immanuel Obligated Group), 5.50%, 1/1/30	535	621,092
Douglas County, NE, Hospital Authority No. 2, (Immanuel Obligated Group), 5.625%, 1/1/40	1,075	1,233,573
Hawaii Department of Budget and Finance, (Kahala Senior Living Community, Inc.), 5.125%, 11/15/32	375	408,240
Hawaii Department of Budget and Finance, (Kahala Senior Living Community, Inc.), 5.25%, 11/15/37	345	376,133
Lee County, FL, Industrial Development Authority, (Shell Point Village/Alliance Community), 5.00%, 11/15/29	2,295	2,342,690
Logan County, CO, Industrial Development, (TLC Care Choices, Inc.), 2.75%, 12/1/23(5)	3,115	1,606,686
Tempe, AZ, Industrial Development Authority, (Friendship Village of Tempe), 6.00%, 12/1/32	335	367,961
Tempe, AZ, Industrial Development Authority, (Friendship Village of Tempe), 6.25%, 12/1/42	985	1,087,283

		$9,737,029

Special Tax Revenue — 9.3%
Covington Park, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/31	$500	$510,940
Dupree Lakes, FL, Community Development District, 5.375%, 5/1/37	325	310,739
Dupree Lakes, FL, Community Development District, 6.83%, 11/1/15	150	152,778
Heritage Harbor South, FL Community Development District, (Capital Improvements), 6.20%, 5/1/35	270	282,839
New River, FL, Community Development District, (Capital Improvements), Series 2010A-1, 5.75%, 5/1/38	65	52,593
New River, FL, Community Development District, (Capital Improvements), Series 2010A-2, 5.75%, (0.00% until 11/1/14), 5/1/38	165	75,337

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)
New River, FL, Community Development District, (Capital Improvements), Series 2010B-1, 5.00%, 5/1/15	$100	$89,500
New River, FL, Community Development District, (Capital Improvements), Series 2010B-2, 5.00%, (0.00% until 11/1/13), 5/1/18	130	60,415
New River, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/13(1)	90	0
New River, FL, Community Development District, (Capital Improvements), 5.35%, 5/1/38(1)	35	0
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 6/15/31(2)	7,750	9,667,815
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 3/15/42	3,900	4,645,017
New York, NY, Transitional Finance Authority, Future Tax Revenue, 5.50%, 11/1/35(2)(4)	5,000	6,252,900
New York, NY, Transitional Finance Authority, Future Tax Revenue, 5.50%, 11/1/35	1,500	1,875,870
North Springs, FL, Improvement District, (Heron Bay), 7.00%, 5/1/19	430	430,486
River Hall, FL, Community Development District, (Capital Improvements), 5.45%, 5/1/36	475	434,160
Southern Hills Plantation I, FL, Community Development District, 5.80%, 5/1/35	278	240,420
Southern Hills Plantation I, FL, Community Development District, 5.80%, 5/1/35	205	140,790
Sterling Hill, FL, Community Development District, 6.20%, 5/1/35	600	545,298
University Square, FL, Community Development District, 6.75%, 5/1/20	530	530,689
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	1,780	2,128,666

		$28,427,252

Transportation — 26.1%
Augusta, GA, (AMT), 5.35%, 1/1/28	$1,000	$998,210
Central Texas Regional Mobility Authority, 5.75%, 1/1/31	435	519,969
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), (AMT), 5.00%, 11/1/38	2,700	3,017,790
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), (AMT), 5.00%, 11/1/42	3,615	4,011,204
Los Angeles Department of Airports, CA, (Los Angeles International Airport), (AMT), 5.375%, 5/15/33	1,000	1,121,690
Memphis-Shelby County, TN, Airport Authority, (AMT), 5.75%, 7/1/24	400	481,652
Miami-Dade County, FL, (Miami International Airport), 5.50%, 10/1/36	3,715	4,353,906
New York Liberty Development Corp., (1 World Trade Center Port Authority Construction), 5.00%, 12/15/41(2)	7,880	9,239,064

8	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
North Texas Tollway Authority, 5.75%, 1/1/38	$1,515	$1,709,753
Pennsylvania Economic Development Financing Authority, (Amtrak), (AMT), 5.00%, 11/1/41	3,940	4,394,834
Pennsylvania Turnpike Commission, 6.375%, (0.00% until 12/1/17), 12/1/38	2,500	2,527,825
Philadelphia, PA, Airport Revenue, (AMT), 5.00%, 6/15/26	2,175	2,505,382
Port Authority of New York and New Jersey, 4.00%, 6/1/32(2)	10,000	11,043,500
Port Authority of New York and New Jersey, (AMT), 4.50%, 4/1/37(2)	8,500	9,468,915
Port Authority of New York and New Jersey, (AMT), 5.75%, 3/15/35(2)	7,290	8,702,437
Texas Private Activity Bond Surface Transportation Corp., (LBJ Express Managed Lanes Project), 7.00%, 6/30/34	1,885	2,395,891
Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	1,725	2,132,635
Triborough Bridge & Tunnel Authority, NY, 5.00%, 11/15/37(2)(4)	9,300	11,007,759

		$79,632,416

Water and Sewer — 1.0%
Detroit, MI, Sewage Disposal System, 5.00%, 7/1/32	$1,080	$1,184,641
Detroit, MI, Sewage Disposal System, 5.25%, 7/1/39	1,800	2,008,764

		$3,193,405

Total Tax-Exempt Municipal Securities — 174.4% (identified cost $468,145,474)		$531,603,597

Taxable Municipal Securities — 3.7%

Security	Principal Amount (000’s omitted)	Value

Electric Utilities — 1.1%
Municipal Electric Authority of Georgia, 6.637%, 4/1/57(6)	$2,775	$3,339,629

		$3,339,629

General Obligations — 2.6%
California, 7.95%, 3/1/36(6)	$6,375	$7,884,537

		$7,884,537

Total Taxable Municipal Securities — 3.7% (identified cost $10,816,087)		$11,224,166

Corporate Bonds & Notes — 0.0%(7)

Security	Principal Amount (000’s omitted)	Value

Municipal — 0.0%(7)
Las Vegas Monorail Co. Jr. Subordinated Notes, 3.00% to 12/31/15, 5.50%, 6/30/55(8)(9)	$39	$0
Las Vegas Monorail Co. Sr. Secured Notes, 5.50%, 6/30/19(8)(9)	130	65,085

Total Corporate Bonds & Notes — 0.0%(7) (identified cost $0)		$65,085

Total Investments — 178.1% (identified cost $478,961,561)		$542,892,848

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (39.4)%		$(120,151,800)

Other Assets, Less Liabilities — (38.7)%		$(118,015,145)

Net Assets Applicable to Common Shares — 100.0%		$304,725,903

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	–	Berkshire Hathaway Assurance Corp.
CIFG	–	CIFG Assurance North America, Inc.
MFMR	–	Multi-Family Mortgage Revenue
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund

The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2012, 35.5% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.3% to 11.5% of total investments.

9	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2012

Portfolio of Investments — continued

At November 30, 2012, the concentration of the Trust’s investments in the various states, determined as a percentage of total investments, is as follows:

New York	23.9%
California	10.6%
Others, representing less than 10% individually	65.5%

(1)	Defaulted bond.

(2)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At November 30, 2012, the aggregate value of these securities is $14,971,157 or 4.9% of the Trust’s net assets applicable to Common Shares.

(4)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $34,424,466.

(5)	Security is in default and making only partial interest payments.

(6)

Build America Bond. Represents taxable municipal obligation issued pursuant to the America Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.

(7)	Amount is less than 0.05%.

(8)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(9)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

10	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2012

Statement of Assets and Liabilities

Assets	November 30, 2012
Investments, at value (identified cost, $478,961,561)	$542,892,848
Cash	724,682
Restricted cash*	2,590,000
Interest receivable	6,897,123
Receivable for investments sold	1,193,214
Deferred debt issuance costs	50,796
Total assets	$554,348,663

Liabilities
Payable for floating rate notes issued	$125,500,000
Payable for investments purchased	3,064,094
Payable for variation margin on open financial futures contracts	140,625
Payable to affiliates:
Investment adviser fee	248,713
Administration fee	75,943
Trustees’ fees	2,961
Interest expense and fees payable	275,271
Accrued expenses	163,353
Total liabilities	$129,470,960
Auction preferred shares at liquidation value plus cumulative unpaid dividends	$120,151,800
Net assets applicable to common shares	$304,725,903

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$228,043
Additional paid-in capital	298,543,059
Accumulated net realized loss	(59,599,970)
Accumulated undistributed net investment income	2,082,162
Net unrealized appreciation	63,472,609
Net assets applicable to common shares	$304,725,903

Auction Preferred Shares Issued and Outstanding (Liquidation preference of $25,000 per share)	4,806

Common Shares Outstanding	22,804,327

Net Asset Value Per Common Share
Net assets applicable to common shares ÷ common shares issued and outstanding	$13.36

*	Represents restricted cash on deposit at the broker for open financial futures contracts.

11	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2012

Statement of Operations

Investment Income	Year Ended November 30, 2012
Interest	$26,222,242
Total investment income	$26,222,242

Expenses
Investment adviser fee	$2,929,751
Administration fee	886,362
Trustees’ fees and expenses	18,494
Custodian fee	195,213
Transfer and dividend disbursing agent fees	20,706
Legal and accounting services	232,428
Printing and postage	54,329
Interest expense and fees	948,331
Preferred shares service fee	174,776
Miscellaneous	136,647
Total expenses	$5,597,037
Deduct —
Reduction of custodian fee	$715
Total expense reductions	$715

Net expenses	$5,596,322

Net investment income	$20,625,920

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$4,999,464
Extinguishment of debt	(809)
Financial futures contracts	(6,861,234)
Net realized loss	$(1,862,579)
Change in unrealized appreciation (depreciation) —
Investments	$65,002,957
Financial futures contracts	(1,310,642)
Net change in unrealized appreciation (depreciation)	$63,692,315

Net realized and unrealized gain	$61,829,736

Distributions to preferred shareholders
From net investment income	$(307,291)

Net increase in net assets from operations	$82,148,365

12	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2012

Statements of Changes in Net Assets

	Year Ended November 30,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$20,625,920	$22,443,277
Net realized loss from investment transactions, extinguishment of debt and financial futures contracts	(1,862,579)	(26,463,271)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	63,692,315	18,593,304
Distributions to preferred shareholders —
From net investment income	(307,291)	(371,730)
Net increase in net assets from operations	$82,148,365	$14,201,580
Distributions to common shareholders —
From net investment income	$(21,802,523)	$(22,474,297)
Total distributions to common shareholders	$(21,802,523)	$(22,474,297)
Capital share transactions —
Reinvestment of distributions to common shareholders	$443,634	$1,478,310
Net increase in net assets from capital share transactions	$443,634	$1,478,310

Net increase (decrease) in net assets	$60,789,476	$(6,794,407)

Net Assets Applicable to Common Shares
At beginning of year	$243,936,427	$250,730,834
At end of year	$304,725,903	$243,936,427

Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$2,082,162	$3,842,334

13	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2012

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended November 30, 2012
Net increase in net assets from operations	$82,148,365
Distributions to preferred shareholders	307,291
Net increase in net assets from operations excluding distributions to preferred shareholders	$82,455,656
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(138,101,911)
Investments sold	141,391,484
Net amortization/accretion of premium (discount)	(3,803,859)
Amortization of deferred debt issuance costs	6,377
Increase in restricted cash	(2,590,000)
Increase in interest receivable	(425,917)
Decrease in receivable for variation margin on open financial futures contracts	1,225,000
Increase in payable for variation margin on open financial futures contracts	140,625
Increase in payable to affiliate for investment adviser fee	20,696
Increase in payable to affiliate for administration fee	7,878
Increase in payable to affiliate for Trustees’ fees	763
Increase in interest expense and fees payable	263,118
Increase in accrued expenses	16,577
Net change in unrealized (appreciation) depreciation from investments	(65,002,957)
Net realized gain from investments	(4,999,464)
Net realized loss on extinguishment of debt	809
Net cash provided by operating activities	$10,604,875

Cash Flows From Financing Activities
Distributions paid to common shareholders, net of reinvestments	$(21,358,889)
Cash distributions paid to preferred shareholders	(308,406)
Proceeds from secured borrowings	26,485,000
Repayment of secured borrowings	(16,185,000)
Net cash used in financing activities	$(11,367,295)

Net decrease in cash	$(762,420)

Cash at beginning of year	$1,487,102

Cash at end of year	$724,682

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$443,634
Cash paid for interest and fees	678,836

14	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2012

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended November 30,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year (Common shares)	$10.710	$11.080	$10.840	$8.110	$14.370

Income (Loss) From Operations
Net investment income(1)	$0.905	$0.988	$1.036	$0.981	$1.067
Net realized and unrealized gain (loss)	2.715	(0.352)	0.169	2.648	(6.262)
Distributions to preferred shareholders
From net investment income(1)	(0.013)	(0.016)	(0.022)	(0.036)	(0.258)

Total income (loss) from operations	$3.607	$0.620	$1.183	$3.593	$(5.453)

Less Distributions to Common Shareholders
From net investment income	$(0.957)	$(0.990)	$(0.943)	$(0.863)	$(0.807)

Total distributions to common shareholders	$(0.957)	$(0.990)	$(0.943)	$(0.863)	$(0.807)

Net asset value — End of year (Common shares)	$13.360	$10.710	$11.080	$10.840	$8.110

Market value — End of year (Common shares)	$14.310	$12.270	$11.980	$11.480	$8.450

Total Investment Return on Net Asset Value(2)	34.28%	5.66%	10.74%	46.43%	(39.72)%

Total Investment Return on Market Value(2)	25.54%	11.96%	13.06%	48.84%	(32.13)%

Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000’s omitted)	$304,726	$243,936	$250,731	$243,846	$140,254
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees	1.68%	1.88%	1.73%	2.00%	1.84%
Interest and fee expense(4)	0.34%	0.39%	0.34%	0.47%	0.73%
Total expenses before custodian fee reduction	2.02%	2.27%	2.07%	2.47%	2.57%
Expenses after custodian fee reduction excluding interest and fees	1.68%	1.88%	1.73%	2.00%	1.82%
Net investment income	7.44%	9.46%	9.00%	10.44%	8.45%
Portfolio Turnover	25%	15%	16%	44%	53%
The ratios reported above are based on net assets applicable to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares and preferred shares):(3)
Expenses excluding interest and fees	1.17%	1.25%	1.19%	1.26%	1.17%
Interest and fee expense(4)	0.24%	0.26%	0.23%	0.29%	0.47%
Total expenses before custodian fee reduction	1.41%	1.51%	1.42%	1.55%	1.64%
Expenses after custodian fee reduction excluding interest and fees	1.17%	1.25%	1.19%	1.26%	1.16%
Net investment income	5.19%	6.28%	6.15%	6.56%	5.40%
Senior Securities:
Total preferred shares outstanding	4,806	4,806	4,806	4,806	4,394
Asset coverage per preferred share(5)	$88,406	$75,757	$77,172	$75,739	$56,919
Involuntary liquidation preference per preferred share(6)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(6)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

(5)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets, and dividing the result by the number of preferred shares outstanding.

(6)	Plus accumulated and unpaid dividends.

15	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipal Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust seeks to provide current income exempt from regular federal income tax.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At November 30, 2012, the Trust, for federal income tax purposes, had a capital loss carryforward of $59,055,476 and current year deferred capital losses of $3,103,526 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryforward will expire on November 30, 2015 ($1,728,781), November 30, 2016 ($11,985,328), November 30, 2017 ($19,113,316), November 30, 2018 ($195,807), and November 30, 2019 ($26,032,244). The current year deferred capital losses are treated as arising on the first day of the Trust’s next taxable year and are treated as realized prior to the utilization of the capital loss carryforward.

As of November 30, 2012, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

16

Eaton Vance

Municipal Income Trust

November 30, 2012

Notes to Financial Statements — continued

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

H  Floating Rate Notes Issued in Conjunction with Securities Held — The Trust may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby the Trust may sell a variable or fixed rate bond to a broker for cash. At the same time, the Trust buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker. The broker deposits a bond into the SPV with the same CUSIP number as the bond sold to the broker by the Trust, and which may have been, but is not required to be, the bond purchased from the Trust (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by the Trust gives the Trust the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the broker transfer the Bond held by the SPV to the Trust, thereby terminating the SPV. Should the Trust exercise such right, it would generally pay the broker the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Trust accounts for the transaction described above as a secured borrowing by including the Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rates notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 9) at November 30, 2012. Interest expense related to the Trust’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Trust, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. Structuring fees paid to the liquidity provider upon the creation of an SPV have been recorded as debt issuance costs and are being amortized as interest expense to the expected maturity of the related trust. Unamortized structuring fees related to a terminated SPV are recorded as a realized loss on extinguishment of debt. At November 30, 2012, the amount of the Trust’s Floating Rate Notes outstanding and the related collateral were $125,500,000 and $187,963,068, respectively. The range of interest rates on the Floating Rate Notes outstanding at November 30, 2012 was 0.16% to 0.36%. For the year ended November 30, 2012, the Trust’s average Floating Rate Notes outstanding and the average interest rate including fees and amortization of deferred debt issuance costs were $119,958,525 and 0.79%, respectively.

The Trust may enter into shortfall and forbearance agreements with the broker by which the Trust agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Trust had no shortfalls as of November 30, 2012.

The Trust may also purchase residual interest bonds from brokers in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Trust’s investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Trust’s investment policies do not allow the Trust to borrow money except as permitted by the 1940 Act. Management believes that the Trust’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Trust’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Trust’s restrictions apply. Residual interest bonds held by the Trust are securities exempt from registration under Rule 144A of the Securities Act of 1933.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Trust is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Trust each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Trust. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

17

Eaton Vance

Municipal Income Trust

November 30, 2012

Notes to Financial Statements — continued

J  When-Issued Securities and Delayed Delivery Transactions — The Trust may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

K  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2  Auction Preferred Shares

The Trust issued 2,620 Series A and Series B Auction Preferred Shares (APS) on March 1, 1999 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. The Trust issued 806 Series C APS on May 28, 2009 in connection with the acquisition of Eaton Vance National Municipal Income Trust. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. The maximum applicable rate on the APS is 110% (150% for taxable distributions) of the greater of the 1) “AA” Financial Composite Commercial Paper Rate or 2) Taxable Equivalent of the Short-Term Municipal Obligation Rate on the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS. Series of APS are identical in all respects except for the reset dates of the dividend rates.

The number of APS issued and outstanding as of November 30, 2012 is as follows:

APS Issued and Outstanding

Series A	2,000
Series B	2,000
Series C	806

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust’s By-Laws and the 1940 Act. The Trust pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3  Distributions to Shareholders

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at November 30, 2012, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend Rates at November 30, 2012	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)

Series A	0.27%	$127,791	0.26%	0.11–0.38
Series B	0.27	$127,929	0.26	0.11–0.40
Series C	0.27	$51,571	0.26	0.11–0.40

18

Eaton Vance

Municipal Income Trust

November 30, 2012

Notes to Financial Statements — continued

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rates for each series as of November 30, 2012.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended November 30, 2012 and November 30, 2011 was as follows:

	Year Ended November 30,
	2012	2011

Distributions declared from:
Tax-exempt income	$21,961,659	$22,634,715
Ordinary income	148,155	211,312

During the year ended November 30, 2012, accumulated net realized loss was decreased by $3,089,109, accumulated undistributed net investment income was decreased by $276,278 and paid-in capital was decreased by $2,812,831 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for accretion of market discount. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of November 30, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed tax-exempt income	$2,801,908
Capital loss carryforward and deferred capital losses	$(62,159,002)
Net unrealized appreciation	$65,313,695
Other temporary differences	$(1,800)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, accretion of market discount, futures contracts, the timing of recognizing distributions to shareholders, residual interest bonds, defaulted bond interest and expenditures on defaulted bonds.

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.655% (0.670% prior to May 1, 2012) of the Trust’s average weekly gross assets and is payable monthly. Pursuant to a fee reduction agreement between the Trust and EVM that commenced on May 1, 2010, the annual adviser fee rate is reduced by 0.015% every May 1 thereafter for the next nineteen years. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. Average weekly gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust, and the amount of any outstanding APS issued by the Trust. Pursuant to a fee reduction agreement with EVM, average weekly gross assets are calculated by adding to net assets the liquidation value of the Trust’s APS then outstanding and the amount payable by the Trust to floating rate note holders, such adjustment being limited to the value of the APS outstanding prior to any APS redemptions by the Trust. The administration fee is earned by EVM for administering the business affairs of the Trust and is computed at an annual rate of 0.20% of the Trust’s average weekly gross assets. For the year ended November 30, 2012, the investment adviser fee and administration fee were $2,929,751 and $886,362, respectively.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended November 30, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

19

Eaton Vance

Municipal Income Trust

November 30, 2012

Notes to Financial Statements — continued

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $126,527,386 and $131,158,210, respectively, for the year ended November 30, 2012.

6  Common Shares of Beneficial Interest

Common shares issued pursuant to the Trust’s dividend reinvestment plan for the years ended November 30, 2012 and November 30, 2011 were 35,072 and 133,720, respectively.

7  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Trust at November 30, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$352,079,153

Gross unrealized appreciation	$78,549,123
Gross unrealized depreciation	(13,235,428)

Net unrealized appreciation	$65,313,695

8  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at November 30, 2012 is as follows:

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Depreciation

3/13	900 U.S. 30-Year Treasury Bond	Short	$(134,597,572)	$(135,056,250)	$(458,678)

At November 30, 2012, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Trust holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Trust purchases and sells U.S. Treasury futures contracts to hedge against changes in interest rates.

20

Eaton Vance

Municipal Income Trust

November 30, 2012

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at November 30, 2012 were as follows:

	Fair Value
	Asset Derivative	Liability Derivative

Futures Contracts	$—	$(458,678	)(1)

Total	$—	$(458,678)

(1)

Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended November 30, 2012 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Futures Contracts	$(6,861,234	)(1)	$(1,310,642	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional amount of futures contracts outstanding during the year ended November 30, 2012, which is indicative of the volume of this derivative type, was approximately $80,769,000.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

21

Eaton Vance

Municipal Income Trust

November 30, 2012

Notes to Financial Statements — continued

At November 30, 2012, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Tax-Exempt Municipal Securities	$—	$531,603,597	$—	$531,603,597
Taxable Municipal Securities	—	11,224,166	—	11,224,166
Corporate Bonds & Notes	—	—	65,085	65,085

Total Investments	$—	$542,827,763	$65,085	$542,892,848

Liability Description

Futures Contracts	$(458,678)	$—	$—	$(458,678)

Total	$(458,678)	$—	$—	$(458,678)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended November 30, 2012 is not presented. At November 30, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

22

Eaton Vance

Municipal Income Trust

November 30, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Municipal Income Trust (the “Trust”), including the portfolio of investments, as of November 30, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Municipal Income Trust as of November 30, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 16, 2013

23

Eaton Vance

Municipal Income Trust

November 30, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  The Trust designates 99.33% of dividends from net investment income as an exempt-interest dividend.

24

Eaton Vance

Municipal Income Trust

November 30, 2012

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

25

Eaton Vance

Municipal Income Trust

November 30, 2012

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Municipal Income Trust

c/o American Stock Transfer & Trust Company

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of November 30, 2012, Trust records indicate that there are 373 registered shareholders and approximately 9,870 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about a Trust, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

NYSE symbol

NYSE Stock Exchange symbol is EVN

26

Eaton Vance

Municipal Income Trust

November 30, 2012

Management and Organization

Trust Management. The Trustees of Eaton Vance Municipal Income Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 187 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2013. 3 years. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 187 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Class II Trustee	Until 2013. 2 years. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty(A) 1963	Class I Trustee	Until 2015. 3 years. Trustee since 2006.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Class II Trustee	Until 2013. 3 years. Trustee since 2007.

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Class III Trustee	Until 2014. 3 years. Trustee since 2003.

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Class I Trustee	Until 2015. 3 years. Trustee since 2003.

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

27

Eaton Vance

Municipal Income Trust

November 30, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Helen Frame Peters 1948	Class III Trustee	Until 2014. 3 years. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class I Trustee	Until 2015. 3 years. Trustee since 1998.

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class III Trustee	Until 2014. 3 years. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni(A) 1943	Chairman of the Board and Class II Trustee	Until 2013. 3 years. Chairman of the Board since 2007 and Trustee since 2005.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Thomas M. Metzold 1958	President	Since 2010	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(A)	APS Trustee.

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Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders.  A Fund also may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that a Fund will take such action or that such purchases would reduce the discount. If applicable, a Fund may also redeem or purchase its outstanding auction preferred shares (APS) in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  The Eaton Vance closed-end funds make certain fund performance data and information about portfolio characteristics (such as top holdings and asset allocation) available on the Eaton Vance website after the end of each month. Certain fund performance data for the funds, including total returns, are posted to the website shortly after the end of each month. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

151-1/13	CE-NASRC

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended November 30, 2011 and November 30, 2012 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	11/30/11	11/30/12
Audit Fees	$62,660	$65,130
Audit-Related Fees(1)	$3,915	$3,915
Tax Fees(2)	$14,200	$14,860
All Other Fees(3)	$300	$0

Total	$81,075	$83,905

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended November 30, 2011 and November 30, 2012; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	11/30/11	11/30/12
Registrant	$18,415	$18,775
Eaton Vance(1)	$287,931	$662,119

(1)	Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Helen Frame Peters, Lynn A. Stout and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.

The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Thomas M. Metzold is responsible for the overall and day-to-day management of the Trust’s investments. Mr. Metzold has been an Eaton Vance portfolio manager since 1991, is a co-Director of Municipal Investments and is a Vice President of Eaton Vance Management (“EVM”) and Boston Management and Research (“BMR”), an Eaton Vance subsidiary. This information is provided as of the date of filing of this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts the portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Registered Investment Companies	8	$7,324.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following table shows the dollar range of Fund shares beneficially owned by the portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Thomas M. Metzold	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipal Income Trust

By:	/s/ Thomas M. Metzold
Thomas M. Metzold
President

Date: January 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date: January 8, 2013

By:	/s/ Thomas M. Metzold
Thomas M. Metzold
President

Date: January 8, 2013